December 13, 2013

CITIZENSSELECT FUNDS

- CitizensSelect Prime Money Market Fund

- CitizensSelect Treasury Money Market Fund

Supplement to Prospectuses

dated September 1, 2013

The following changes will take effect as of January 13, 2014

The following replaces the second sentence in "Fund Summary – CitizensSelect Prime Money Market Fund – Principal Investment Strategy":

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:  securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated foreign government obligations.

The following replaces the second sentence in "Fund Details – Goal and Approach – CitizensSelect Prime Money Market Fund":

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• municipal securities

• domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

• dollar-denominated foreign government obligations

NY 74861605v3

The following replaces the second sentence in "Fund Summary – CitizensSelect Treasury Money Market Fund – Principal Investment Strategy" and "Fund Details – Goal and Approach – CitizensSelect Treasury Money Market Fund":

To pursue its goal, the fund only invests in securities issued or guaranteed as to principal and interest by the U.S. government, including those with floating or variable rates of interest.

The following supplements the sections "Fund Summary – CitizensSelect Prime Money Market Fund – Principal Risks" and "Fund Details – CitizensSelect Prime Money Market Fund – Investment Risks":

•    Municipal securities risk.  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities.  Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

December 13, 2013

CITIZENSSELECT FUNDS

- CitizensSelect Prime Money Market Fund
- CitizensSelect Treasury Money Market Fund

Supplement to Statement of Additional Information

dated September 1, 2013, As Revised or Amended September 6, 2013

The following changes will take effect as of January 13, 2014

The following supplements the information in "Description of the Company and Funds – Certain Portfolio Securities":

            Municipal Securities.  (CitizensSelect Prime Money Market Fund only)  The Fund may invest in "municipal securities," which are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal income tax.  Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities.  Municipal securities are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues.  Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.   Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

            Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately.  The purchase of call options on specific municipal securities may protect the Fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity.

            The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities.  As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act of 1933, as amended.

            Because the Fund invests less than 50% of its assets in municipal securities, dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal securities generally will be subject to federal income tax.  While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

            For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.  If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

            Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to the alternative minimum tax.  Taxable municipal securities also may include remarketed certificates of participation.

            Tax Exempt Participation Interests.  Tax exempt participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security.  These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank.  For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest.  As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

            Investment Companies.  The 1940 Act limits each Fund's investment in securities issued by registered and unregistered investment companies, subject to certain exceptions, to:  (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund's total assets with respect to any one investment company; and (3) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.

            Reverse Repurchase Agreements.  Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by a Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The Fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  To the extent a Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance.  The SEC views reverse repurchase transactions as collateralized borrowings by a Fund.

The following supplements the information in "Description of the Company and Funds – Investment Techniques":

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, each Fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates.  All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds.  A Fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations.  A Fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements.  Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days.  Loans may be called on one day's notice.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

The following supplements the information in "Description of the Company and Funds – Certain Investment Considerations and Risks":

            Municipal Securities.  (CitizensSelect Prime Money Market Fund only)  Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state.  Sizable investments in these securities could increase risk to a Fund should any of the related projects or facilities experience financial difficulties.

            The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue.  Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.  Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California.  In addition, Harrisburg, Pennsylvania (the state's capital) filed for bankruptcy in October 2011.  Stockton, California also filed for bankruptcy in July 2012, making it the largest U.S. city in history to file for bankruptcy.  The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

            Certain provisions in the Internal Revenue Code of 1986, as amended, relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption.  One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a Fund and thus reduce available yield.

"Floating and Variable Rate Obligations" in "Description of the Company and Funds – Certain Portfolio Securities" is replaced with the following:

            Floating and Variable Rate Obligations.  Each Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.  Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies.  Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the Fund.

The third sentence in "Portfolio Management – Management Arrangements" is removed.